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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2002

DIGIMARC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-28317	94-3342784
(Commission File Number)	(IRS Employer Identification No.)
19801 S.W. 72ND AVENUE, SUITE 100, TUALATIN, OREGON	97062
(Address of Principal Executive Offices)	(Zip Code)

TELEPHONE: (503) 885-9699
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

        On April 17, 2002, we issued a press release regarding our financial results for the period ended March 31, 2002. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.
Exhibit No.	Description
99.1	Press Release, dated April 17, 2002, regarding financial results for the period ended March 31, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION
Date: April 17, 2002	By:	/s/ E.K. RANJIT E.K. Ranjit Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated April 17, 2002, regarding financial results for the period ended March 31, 2002

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SIGNATURES
EXHIBIT INDEX